UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):   September 22,  2011

Silverstar Mining Corp.
(Exact Name of Registrant as Specified in its Charter)

 Commission File Number: 333-140299

Nevada	98-0425627
(State or Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)
350 East 82nd Street
Suite 16D
New York, NY  10028
(Address of Principal Executive Offices, Including Zip Code)

917.531.2856
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Section 5- Corporate Governance and Management

Item 5.03.   Amendment to Articles of Incorporation or Bylaws; Change in fiscal year.

On September 7, 2011 the Company filed a Certificate of Change (the “Certificate”) with the Nevada Secretary of State.  The purpose of the filing was to effectuate a 1000: 1 reverse split of both the number of authorized shares of the Company’s common stock as well as the number of issued and outstanding shares of common stock.  As a result of  filing the Certificate, the  number of authorized shares has been reduced from 225,000,000 to 225,000.

The effective date of the reverse split is September 22, 2011.

Item 9.02 Financial Statements and Exhibits.

Exhibit  3.1:   Certificate of Change

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Silverstar Mining Corp.

Date: September 22, 2011	By:	/S/ Neil Kleinman
Name: Neil Kleinman
Title: Chief Executive Officer